                                                                  Exhibit 10.15

                    AMENDMENT dated as of October 30, 1998 (this "Amendment"), to the Credit Agreement dated as of June 24, 1997, as amended by the Release and Amendment dated as of December 15, 1997, the Amendment dated as of April 20, 1998 and the Amendment dated as of October 23, 1998 (the "Credit Agreement"), among ARM FINANCIAL GROUP INC., a Deleware corporation (the Borrower"), the financial institutions from time to time party thereto
               (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

          WHEREAS the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein;


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                                                                             2

     long as no Default or Event has occurred and is continuing or would occur after giving effect thereto, (i) the Borrower may declare and pay dividends with respect to the Preferred Stock as provided in the Certificate of Designation, (ii) the Borrower may declare and pay in cash dividends on, and may make redemptions and repurchases of, any of its capital stock other than the Preferred Stock so long as the amounts paid in any fiscal year in connection with such dividends, redemptions and repurchases do not exceed the greater of (A) one-third of the Borrower's Net Income in respect of the immediately preceding fiscal year and (B) $3,000,000, and (iii) the Borrower may redeem its outstanding 9.50% Cumulative Perpetual Preferred Stock, $25.00 stated value per share, on or about December 15, 1998, with proceeds of the issuance and sale of its Preferred Stock; and (C) the Borrower may directly or indirectly redeem, purchase, retire or otherwise acquire for any value any shares of its Class A Common Stock in accordance with the terms of the Stock Option plan.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Amendment, that;

          (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and

          (b)   no Event of Default or Default has occurred and is continuing.

          SECTION 3. EFFECTIVENESS. The amendments to the Credit Agreement set forth in Section 1 shall become effective only upon receipt by the Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. EXPENSES. The Borrower agrees to pay all expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including the fees, charges and disbursements of counsel.


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                                                                             3

          SECTION 7.   HEADINGS.   Section headings used herein are for
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 8.   EFFECT OF THIS AMENDMENT GENERALLY.   Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                             ARM FINANCIAL GROUP, INC.

                                             by /s/ Peter S. Resnik
                                               --------------------
                                               Name:  Peter S. Resnik
                                               Title: Treasurer

                                             by /s/ Edward L. Zeman
                                               --------------------
                                               Name:  Edward L. Zeman
                                               Title: CFO


                                             THE CHASE MANHATTAN BANK,
                                             individually, as Administrative
                                             agent,

                                             by /s/ Peter F. Plattin
                                                -------------------------------
                                                Name:  Peter F. Plattin
                                                Title: Vice President

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                                                                            4


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY,

                                             by /s/ J. Beckwith
                                                ---------------
                                                Name:  J. BECKWITH
                                                Title: Vice President


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                                                                            4


                                             DEUTSCHE BANK AG, NEW YORK
                                             AND/OR CAYMAN ISLAND BRANCHES,

                                             by /s/ John S. McGill
                                                ------------------
                                                Name:  John S. McGill
                                                Title: Vice President

                                             by /s/ Eckhard Osenberg
                                                --------------------
                                                Name:  Eckhard Osenberg
                                                Title: Vice President



                                             DRESDNER BANK AG, NEW YORK
                                             BRANCH AND GRAND CAYMAN BRANCH,

                                             by /s/ Robert P. Donohue
                                                ---------------------
                                                Name:  ROBERT P. DONOHUE
                                                Title: VICE PRESIDENT

                                             by /s/ Lloyd C. Stevens
                                                --------------------
                                                Name:  LLOYD C. STEVENS
                                                Title: Vice President



                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO,

                                             by /s/ [Illegible]
                                                ------------------------------
                                                Name:  [Illegible]
                                                Title: Corporate Banking
                                                       Officer



                                             FIRST UNION NATIONAL BANK,

                                             by /s/ T. L. Stitchberry
                                               ----------------------
                                               Name:  T. L. Stitchberry
                                               Title: SVP

                                             PNC BANK, N.A.

                                             by /s/ Ralph M. Bowman
                                                -------------------
                                                Name:  Ralph M. Bowman
                                                Title: Vice President

                                             SUNTRUST BANK, CENTRAL FLORIDA,
                                             NATIONAL ASSOCIATION,

                                             by
                                               -------------------------------
                                               Name:
                                               Title: